UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2020

PACIFIC ETHANOL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-21467	41-2170618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Capitol Mall, Suite 2060 Sacramento, California	95814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (916) 403-2123

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	PEIX	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 9 to Credit Agreement and Waiver

On December 18, 2020, Pacific Ethanol Pekin, LLC (“PE Pekin”), an indirect wholly-owned subsidiary of Pacific Ethanol, Inc. (the “Company’), entered into Amendment No. 9 to Credit Agreement and Waiver (“Amendment No. 9”) dated December 18, 2020 by and among PE Pekin, Compeer Financial, PCA, a federally-chartered instrumentality of the United States (“Compeer”), successor by merger to 1st Farm Credit Services, PCA, and CoBank, ACB, a federally-chartered instrumentality of the United States (“CoBank”), further amending that certain Credit Agreement (as amended, the “Pekin Credit Agreement”) dated December 15, 2016 by and among PE Pekin, 1st Farm Credit Services, PCA and CoBank.

Under Amendment No. 9, Compeer and CoBank agreed to waive certain covenant defaults under the Pekin Credit Agreement, including the covenant requiring PE Pekin, collectively with Illinois Corn Processing, LLC (“ICP”), an indirect wholly-owned subsidiary of the Company, to pay an aggregate of $40.0 million (the “Paydown Amount”) to the lenders under the Pekin Credit Agreement (the “Pekin Lenders”) and the lenders under that certain Credit Agreement (the “ICP Lenders”) dated September 15, 2017 by and among ICP, Compeer and CoBank (as amended, the “ICP Credit Agreement”) on or before September 30, 2020. The parties also agreed to amend the Pekin Credit Agreement to provide that, notwithstanding the requirement that the Pekin Lenders and ICP Lenders receive the Paydown Amount, upon receipt by CoBank for the benefit of the Pekin Lenders and ICP Lenders of an aggregate amount of $24.9 million on or prior to December 21, 2020 (the “December 2020 Paydown Amount”), the requirement that the Pekin Lenders and ICP Lenders receive the Paydown Amount shall be deemed satisfied. $19,920,000 of the December 2020 Paydown Amount shall be allocated to the Pekin Lenders, and $4,980,000 of the December 2020 Paydown Amount shall be allocated to the ICP Lenders. On December 18, 2020, PE Pekin and ICP, collectively, paid the December 2020 Paydown Amount in full. Following receipt by the Pekin Lenders and ICP Lenders of the December 2020 Paydown Amount, (i) any additional proceeds arising from any sale of any assets of Pacific Ethanol Central, LLC (“PEC”), a wholly-owned subsidiary of the Company, or certain specified litigation will be allocated 33%/34%/33% among (a) the Pekin Lenders and ICP Lenders, collectively, (b) the senior noteholders and (c) the Company, respectively; and (ii) any net cash sales proceeds of the Company’s western assets shall be allocated first to the senior noteholders up to $20.0 million and then allocated 33%/34%/33% among (a) the Pekin Lenders and ICP Lenders, collectively, (b) the senior noteholders, and (c) the Company, respectively.

Amendment No. 9 also contains customary representations and warranties and other customary terms and conditions.

The description of Amendment No. 9 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 9, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Fourth Amended and Restated Revolving Term Note

On December 18, 2020, PE Pekin entered into a Fourth Amended and Restated Revolving Term Note in favor of Compeer (the “Fourth Amended and Restated Revolving Term Note”) in the principal amount of $20,580,000 having a maturity date of February 20, 2022. The Fourth Amended and Restated Revolving Term Note also contains other customary terms and conditions.

The description of the Fourth Amended and Rested Revolving Term Note does not purport to be complete and is qualified in its entirety by reference to the Fourth Amended and Restated Revolving Term Note, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

First Amendment to Pekin Guaranty

On December 18, 2020, PE Pekin entered into a First Amendment to Guaranty (the “First Amendment to Pekin Guaranty”) dated December 18, 2020 in favor of Compeer and CoBank amending that certain Guaranty (the “Original Pekin Guaranty”) dated December 20, 2019 in favor of Compeer and CoBank. The First Amendment to Pekin Guaranty amends the Original Pekin Guaranty by amending the term “Guaranteed Amount” to mean the Obligations (as defined in the Pekin Credit Agreement) instead of the Paydown Amount.

The First Amendment to Pekin Guaranty also contains customary representations and warranties and other customary terms and conditions.

The description of the First Amendment to Pekin Guaranty does not purport to be complete and is qualified in its entirety by reference to the First Amendment to Pekin Guaranty, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by this reference.

Pekin Intercompany Note

On December 18, 2020, PE Pekin entered into an Intercompany Revolving Demand Note in favor of ICP (the “Pekin Intercompany Note”) under which PE Pekin agreed to pay to ICP, on demand, the aggregate unpaid principal amount of all loans made by PE Pekin to ICP. The Pekin Intercompany Note accrues interest at such rate per annum as shall be agreed upon from time to time by PE Pekin and ICP. The Pekin Intercompany Note also contains other customary terms and conditions.

The description of the Pekin Intercompany Note does not purport to be complete and is qualified in its entirety by reference to the Pekin Intercompany Note, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by this reference.

Amendment No. 3 to Credit Agreement and Waiver

On December 18, 2020, ICP entered into Amendment No. 3 to Credit Agreement and Waiver (“Amendment No. 3”) dated December 18, 2020 by and among ICP, Compeer and CoBank, further amending the ICP Credit Agreement.

Under Amendment No. 3, Compeer and CoBank agreed to waive certain covenant defaults under the ICP Credit Agreement, including the covenant requiring ICP, collectively with PE Pekin, to pay the Paydown Amount to the Pekin Lenders and the ICP Lenders on or before September 30, 2020. The parties also agreed to amend the ICP Credit Agreement to provide that, notwithstanding the requirement that the Pekin Lenders and ICP Lenders receive the Paydown Amount, upon receipt by CoBank for the benefit of the Pekin Lenders and ICP Lenders of the December 2020 Paydown Amount, the requirement that the Pekin Lenders and ICP Lenders receive the Paydown Amount shall be deemed satisfied. $19,920,000 of the December 2020 Paydown Amount shall be allocated to the Pekin Lenders, and $4,980,000 of the December 2020 Paydown Amount shall be allocated to the ICP Lenders. On December 18, 2020, PE Pekin and ICP, collectively, paid the December 2020 Paydown Amount in full. Following receipt by the Pekin Lenders and ICP Lenders of the December 2020 Paydown Amount, (i) any additional proceeds arising from any sale of any assets of PEC or certain specified litigation will be allocated 33%/34%/33% among (a) the Pekin Lenders and ICP Lenders, collectively, (b) the senior noteholders and (c) the Company, respectively; and (ii) any net cash sales proceeds of the Company’s western assets shall be allocated first to the senior noteholders up to $20.0 million and then allocated 33%/34%/33% among (a) the Pekin Lenders and ICP Lenders, collectively, (b) the senior noteholders, and (c) the Company, respectively.

Amendment No. 3 also contains customary representations and warranties and other customary terms and conditions.

The description of Amendment No. 3 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 3, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by this reference.

Second Amended and Restated Revolving Term Note

On December 18, 2020, ICP entered into a Second Amended and Restated Revolving Term Note in favor of Compeer (the “Second Amended and Restated Revolving Term Note”) in the principal amount of $9,420,000 having a maturity date of September 1, 2022. The Second Amended and Restated Revolving Term Note also contains other customary terms and conditions.

The description of the Second Amended and Rested Revolving Term Note does not purport to be complete and is qualified in its entirety by reference to the Second Amended and Restated Revolving Term Note, which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is incorporated herein by this reference.

First Amendment to ICP Guaranty

On December 18, 2020, ICP entered into a First Amendment to Guaranty (the “First Amendment to ICP Guaranty”) dated December 18, 2020 in favor of Compeer and CoBank amending that certain Guaranty (the “Original ICP Guaranty”) dated December 20, 2019 in favor of Compeer and CoBank. The First Amendment to ICP Guaranty amends the Original ICP Guaranty by amending the term “Guaranteed Amount” to mean the Obligations (as defined in the ICP Credit Agreement) instead of the Paydown Amount.

The First Amendment to ICP Guaranty also contains customary representations and warranties and other customary terms and conditions.

The description of the First Amendment to ICP Guaranty does not purport to be complete and is qualified in its entirety by reference to the First Amendment to ICP Guaranty, which is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by this reference.

ICP Intercompany Note

On December 18, 2020, ICP entered into an Intercompany Revolving Demand Note in favor of PE Pekin (the “ICP Intercompany Note”) under which ICP agreed to pay to PE Pekin, on demand, the aggregate unpaid principal amount of all loans made by ICP to PE Pekin. The ICP Intercompany Note accrues interest at such rate per annum as shall be agreed upon from time to time by ICP and PE Pekin. The ICP Intercompany Note also contains other customary terms and conditions.

The description of the ICP Intercompany Note does not purport to be complete and is qualified in its entirety by reference to the ICP Intercompany Note, which is filed as Exhibit 10.8 to this Current Report on Form 8-K and is incorporated herein by this reference.

Second Amendment to Security Agreement

On December 18, 2020, PEC entered into a Second Amendment to Security Agreement (the “Second Amendment to Security Agreement”) dated December 18, 2020 by and between PEC and CoBank, further amending that certain Security Agreement (as amended, the “Security Agreement”) dated March 20, 2019 by and between PEC and CoBank.

The Second Amendment to Security Agreement amends the termination provisions of the Security Agreement by providing that the Security Agreement shall terminate automatically upon the date that payment in full of the obligations under the Pekin Credit Agreement and ICP Credit Agreement has occurred. Upon such termination date, CoBank shall duly assign, transfer and deliver to or at the direction of PEC such collateral as may then remain in possession of CoBank, together with any monies at the time held by CoBank, and execute and deliver to PEC proper instruments acknowledging the satisfaction and termination of the Security Agreement. Until the termination date, the sale of any of PEC, PE Pekin, ICP and their respective subsidiaries shall be subject to the consent of the Pekin Lenders and ICP Lenders, which shall not be unreasonably withheld, conditioned or delayed.

The Second Amendment to Security Agreement also contains customary representations and warranties and other customary terms and conditions.

The description of the Second Amendment to Security Agreement does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to Security Agreement, which is filed as Exhibit 10.9 to this Current Report on Form 8-K and is incorporated herein by this reference.

First Amendment to Intercreditor Agreement

On December 18, 2020, the Pekin Lenders and ICP Lenders entered into a First Amendment to Intercreditor Agreement (the “First Amendment to Intercreditor Agreement”) dated December 18, 2020 by and among the Pekin Lenders and the ICP Lenders, amending that certain Intercreditor Agreement (the “Intercreditor Agreement”) dated March 20, 2020 by and among the Pekin Lenders and ICP Lenders.

The First Amendment to Intercreditor Agreement amends the Intercreditor Agreement by deleting certain references to Paydown Amount and by requiring that, until the December 2020 Paydown Amount is received in full, rather than the Paydown Amount as set forth in the Intercreditor Agreement, the Pekin Lenders shall receive 80% of any paydown proceeds received by the Pekin Lenders and/or ICP Lenders and shall apply such funds first to pay down the principal of the term loan under the Pekin Credit Agreement until paid in full, and then to the revolving term loan under the Pekin Credit Agreement. The ICP Lenders shall receive the remaining 20% of such paydown proceeds and shall apply such funds to the principal paydown of the term loan under the ICP Credit Agreement until paid in full, and then to the revolving term loan under the ICP Credit Agreement.

The First Amendment to Intercreditor Agreement also contains other customary terms and conditions.

The description of the First Amendment to Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the First Amendment to Intercreditor Agreement, which is filed as Exhibit 10.10 to this Current Report on Form 8-K and is incorporated herein by this reference.

First Amendment to Assignment of Notes and Deeds of Trust

On December 18, 2020, PEC and CoBank entered into a First Amendment to Assignment of Notes and Deeds of Trust (the “First Amendment to Assignment”) dated December 18, 2020 by and between PEC and CoBank, amending that certain Assignment of Notes and Deeds of Trust (the “Original Assignment”) dated April 15, 2020 by and among PEC, Pacific Aurora, LLC and CoBank.

The First Amendment to Assignment amends the Original Assignment by deleting certain references to Paydown Amount and by making payment in full of the obligations under the Pekin Credit Agreement and ICP Credit Agreement, rather than payment in full of the Paydown Amount, a condition upon which CoBank shall reassign to PEC the notes and deeds of trust subject to the Original Assignment.

The First Amendment to Assignment also contains other customary terms and conditions.

The description of the First Amendment to Assignment does not purport to be complete and is qualified in its entirety by reference to the First Amendment to Assignment, which is filed as Exhibit 10.11 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On December 18, 2020, PE Pekin, Compeer and CoBank entered into Amendment No. 9, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, PE Pekin entered into the Fourth Amended and Restated Revolving Term Note in favor of Compeer, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, PE Pekin entered into the First Amendment to Pekin Guaranty in favor of Compeer and CoBank, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, PE Pekin entered into the Pekin Intercompany Note in favor of ICP, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, ICP, Compeer and CoBank entered into Amendment No. 3, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, ICP entered into the Second Amended and Restated Revolving Term Note in favor of Compeer, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, ICP entered into the First Amendment to ICP Guaranty in favor of Compeer and CoBank, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, ICP entered into the ICP Intercompany Note in favor of PE Pekin, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, PEC and CoBank entered into the Second Amendment to Security Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, the Pekin Lenders and ICP Lenders entered into the First Amendment to Intercreditor Agreement, as described in Item 1.01 above and incorporated herein by this reference.

On December 18, 2020, PEC and CoBank entered into the First Amendment to Assignment, as described in Item 1.01 above and incorporated herein by this reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 21, 2020, Winston Mar resigned from his position as Chief Restructuring Officer of the Company.

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits.

Number	Description

10.1	Amendment No. 9 to Credit Agreement and Waiver dated as of December 18, 2020 by and among Pacific Ethanol Pekin, LLC, Compeer Financial, PCA and CoBank, ACB (*)

10.2	Fourth Amended and Restated Revolving Term Note dated December 18, 2020 by Pacific Ethanol Pekin, LLC in favor of Compeer Financial, PCA (*)

10.3	First Amendment to Guaranty dated as of December 18, 2020 by Pacific Ethanol Pekin, LLC in favor of Compeer Financial, PCA and CoBank, ACB (*)

10.4	Intercompany Revolving Demand Note dated December 18, 2020 by Pacific Ethanol Pekin, LLC in favor of Illinois Corn Processing, LLC (*)

10.5	Amendment No. 3 to Credit Agreement and Waiver dated as of December 18, 2020 by and among Illinois Corn Processing, LLC, Compeer Financial, PCA and CoBank, ACB (*)

10.6	Second Amended and Restated Revolving Term Note dated December 18, 2020 by Illinois Corn Processing, LLC in favor of Compeer Financial, PCA (*)

10.7	First Amendment to Guaranty dated as of December 18, 2020 by Illinois Corn Processing, LLC in favor of Compeer Financial, PCA and CoBank, ACB (*)

10.8	Intercompany Revolving Demand Note dated December 18, 2020 by Illinois Corn Processing, LLC in favor of Pacific Ethanol Pekin, LLC (*)

10.9	Second Amendment to Security Agreement dated as of December 18, 2020 by and between Pacific Ethanol Central, LLC and CoBank, ACB (*)

10.10	First Amendment to Intercreditor Agreement dated as of December 18, 2020 by and among the Pekin Lenders and the ICP Lenders named therein (*)

10.11	First Amendment to Assignment of Notes and Deeds of Trust dated as of December 18, 2020 by and between Pacific Ethanol Central, LLC and CoBank, ACB (*)

(*) Filed herewith. The agreement filed as an exhibit to this report contains representations and warranties made by the parties thereto. The assertions embodied in such representations and warranties are not necessarily assertions of fact, but a mechanism for the parties to allocate risk. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts or for any other purpose at the time they were made or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 23, 2020	PACIFIC ETHANOL, INC.

	By:	/S/ CHRISTOPHER W. WRIGHT
Christopher W. Wright,
Vice President, General Counsel & Secretary